UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Lexaria Bioscience Corp.
Name of the Registrant as Specified In Its Charter

N/A

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2026 ANNUAL MEETING Place: Time: Date: CORPORATE DATA

Letter to the Shareholders

Notice of Annual Meeting of Shareholders

Definitive Proxy Statement

Proxy Card

Lexaria Bioscience Corp.

100 – 740 McCurdy Road

Kelowna, British Columbia

1:00 p.m. (PT)

January 27, 2026

Directors and Executive Officers

Richard Christopher, Director & CEO

John Docherty, Director, President & CSO

Chris Bunka, Director & Chairman

Michael Shankman, CFO

Nicholas Baxter, Director

William Edward (Ted) McKechnie, Director

Albert Reese Jr., Director

Bal Bhullar, Director

Registrar and Transfer Agent

Computershare Investor Services

510 Burrard Street, 3rd Floor

Vancouver, BC  V6C 3B9

Auditor

MaloneBailey LLP

10370 Richmond Avenue

Suite 600

Houston, TX  77042

Listing

Nasdaq (LEXX)

I

December 10, 2025

Dear Shareholder:

We are pleased to invite you to our 2026 annual shareholder meeting to be held on January 27, 2026, via Event Conferencing.  We strongly recommend that you vote by proxy (pursuant to the instructions contained in your proxy form) or attend our 2026 annual shareholder meeting by way of joining our Event Conferencing session via the following number:   for Toronto residents 416-764-8658 or toll-free at 1-888-886-7786.  You will be provided with an opportunity to vote on the proposals contained in the attached proxy circular at the event conferencing session.  The proxy materials are first being made available to our shareholders on or about December 10, 2025.  The meeting will begin promptly at 1:00 p.m. PT.

In order to facilitate clear communications, all participants will be placed in lecture mode and will have their microphones muted.  We welcome any questions that you may have regarding the proposals and encourage you to email them to the Company in advance of the meeting.  Please provide your questions to our Head of Legal, Vanessa Carle at vcarle@lexariabioscience.com as we will only have time to answer questions on proposals that are submitted in advance and a maximum of two (2) questions per proposal during the Meeting.  When we come to each proposal that requires a vote, we will have the moderator provide instructions on the process for asking questions for the purposes of discussion on the proposal.  Once the questions have been responded to, the moderator will provide instructions on the method of voting on the proposal.

In addition to the matters described in the Notice of Annual Meeting of Shareholders and the Proxy Statement, we will be conducting a question and answer session after the termination of the meeting (the “Q & A Session”) regarding Lexaria’s strategic business plan and the status of its research study programs, all as initially outlined in the Company’s strategic letter issued on January 30, 2025 and available at https://lexariabioscience.com/2025/01/30/lexaria-releases-annual-letter-from-the-ceo-3/. The Q & A Session will entail the Chief Executive Officer answering questions that were submitted in advance of the Meeting; it should be noted that no new questions will be taken from attendees during the Q & A session.  We strongly desire the opportunity to address any questions that you might have, so in order to ensure that we are able to address as many general questions as possible, we encourage you to forward your questions in advance of the meeting by emailing our Head of Legal, Vanessa Carle at vcarle@lexariabioscience.com who will then ensure that they are answered at the end of the meeting.

I look forward to meeting with you and sharing our Company’s updates.

Sincerely,

/s/ Richard Christopher

Richard Christopher

Chief Executive Officer

II

LEXARIA BIOSCIENCE CORP.

100 – 740 McCurdy Road

Kelowna, BC, Canada V1X 2P7

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 27, 2026

NOTICE IS HEREBY GIVEN that Lexaria Bioscience Corp., a Nevada corporation (“Lexaria”, “Company”, “we”, “us”, or “our”), will hold an Annual Meeting of shareholders (the “Meeting”) via Event Conferencing (the call in number for Toronto residents is 416-764-8658 or toll-free at 1-888-886-7786) whereby the Chief Executive Officer of the Company will conduct the formal business of the meeting from the Company’s head office located at Unit 100 – 740 McCurdy Road, Kelowna, BC, Canada, V1X 2P7, at 1:00 p.m. (PT), on Tuesday, January 27, 2026 for the following purposes:

1.

to elect the following seven Director nominees, Richard Christopher, John Docherty, Christopher Bunka, Nicholas Baxter, William Edward (Ted) McKechnie, Albert Reese Jr., and Bal Bhullar as Directors to serve our Company for the ensuing year or until their successors are elected;

2.	to ratify the appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2026, and to allow the Directors to set the remuneration;

3.	to ratify and approve all acts of the Directors, lawfully made, since the last shareholders’ meeting;

4.	to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

Our Board of Directors has fixed the close of business on December 1, 2025, as the record date (the “Record Date”) for the determination of the shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Only the shareholders of record on the Record Date are entitled to vote at the Meeting.

Whether or not you plan on attending the Meeting, we ask that you vote by proxy by following instructions provided in your proxy card as promptly as possible. If your shares are held of record by a broker, bank, or other nominee, please follow the voting instructions sent to you by your broker, bank, or other nominee in order to vote your shares.

Sincerely,

By Order of the Board of Directors

Per:	/s/ Richard Christopher
Richard Christopher
Chief Executive Officer & Director

Date: December 10, 2025

Important Notice Regarding Availability of Proxy Materials for the Stockholders’ Meeting To Be Held on January 27, 2026.  This notice of meeting, the proxy statement for the meeting and our Annual Report on Form 10-K for the fiscal year ended August 31, 2025, are available at www.colonialstock.com/LEXX2026.  The proxy materials are first being made available to our shareholders on or about December 10, 2025.

III

i

ii

LEXARIA BIOSCIENCE CORP.

100 – 740 McCurdy Road

Kelowna, BC, Canada V1X 2P7

Telephone:  (250) 765-6424

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 27, 2026

GENERAL INFORMATION ABOUT THE MEETING OF SHAREHOLDERS

The Board of Directors of Lexaria Bioscience Corp. (“Lexaria”, “we”, “us” or “our”) is soliciting proxies for use at the Annual Meeting of Shareholders to be held via Event Conferencing by way of calling:  for Toronto residents 416-764-8658; and for all others 1-888-886-7786, at 1:00 p.m. (PT), on Tuesday, January 27, 2026 or at any adjournment of the Annual Meeting (the “Meeting”).

This proxy statement, the attached notice of the Meeting, a proxy card and our Annual Report on Form 10-K for the year ended August 31, 2025, as filed with the Securities and Exchange Commission on November 26, 2025 are collectively referred to as the “proxy materials”.  The proxy materials are first being made available to our shareholders on or about December 10, 2025.

Important Notice Regarding the Internet Availability of Proxy Materials

for the Meeting to be Held on January 27, 2026

All shareholders have the ability to access the proxy materials on the website referred to in the attached Notice of Annual Meeting.  Pursuant to rules adopted by the U.S. Securities Exchange Commission (the “SEC”), we have elected to send a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders instead of mailing printed copies of the proxy materials, unless you have previously elected to receive printed materials.  The Notice provides instructions on how to access the proxy materials via the internet and how to request a printed set of the proxy materials at no charge.  In addition, the stockholders can elect to receive future proxy materials electronically by email or in printed form by mail, and any such election will remain in effect until terminated by the shareholder.  We encourage all shareholders to take advantage of the proxy materials on the internet to help reduce the cost and environmental impact of our shareholder meetings.

The proxy materials are also available at www.colonialstock.com/LEXX2026 and www.lexariabioscience.com.

What items will be voted at the Meeting?

Our shareholders will vote:

1.

to elect the following seven Director nominees, Richard Christopher, John Docherty, Christopher Bunka, Nicholas Baxter, William Edward (Ted) McKechnie, Albert Reese Jr., and Bal Bhullar as Directors to serve our Company for the ensuing year or until their successors are elected;

2.	to ratify the appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2026, and to allow Directors to set the remuneration;

3.	to ratify and approve all lawful acts of the Directors effected since the last shareholder meeting; and

4.	to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on each of the proposals described in this proxy statement. As noted, attendance at the Meeting will be by Event Conferencing and accordingly, only votes cast by registered shareholders attending the Meeting and from validly completed and delivered proxies will be counted.  Please follow the instructions provided in the proxy card sent to you.

1

How does the Board recommend I vote on the proposals?

Our Board recommends that you vote “FOR” the election of each Director nominee noted under proposal 1 and “FOR” all of the proposals noted under items 2 and 3.

Who can vote at the Meeting?

Our Board of Directors has fixed the close of business on December 1, 2025, as the Record Date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting or any adjournment. If you were a shareholder of record on the Record Date, you are entitled to vote at the Meeting.

As of the Record Date, 22,225,846, shares of our common stock were issued and outstanding and no other voting securities were issued and outstanding. Therefore, a total of 22,225,846 votes are entitled to be cast at the Meeting.

How many votes do you have?

On each proposal to be voted upon, you have one vote for each share of our common shares that you owned on the Record Date. There is no cumulative voting.

How can you Vote?

If you hold shares in your own name as a stockholder of record:  Common shares can be voted at our Meeting by way of a proxy over the internet or by telephone by following the instructions in the Notice and/or proxy card, or, if you requested to receive printed proxy materials, you may vote by marking, dating and signing the enclosed proxy card and returning it to the address provided.  Additionally, you may vote your shares by way of attending the Meeting via Event Conferencing and calling into the toll free line at 1-888-886-7786 or if you reside in Toronto, at 416-764-8658 and voting by way of selecting the appropriate option for each proposal.  Shareholders voting by internet or telephone should understand that, while we and the party providing the service through which you may vote by internet or by telephone do not charge any fees to our shareholders for voting in such manner, there may be usage charges from the internet access providers and telephone companies for which you are responsible.

If your shares are held in the name of a stock brokerage account or by a bank, or other nominee (that is, in “street name”):  You will receive instructions from the holder of record that you must follow for your shares to be voted.  The availability of telephonic or internet voting will depend on your broker’s (or other nominee’s) voting process.  Please check with your broker or other nominee and follow the voting procedure your broker or other nominee provides to vote your shares.  If you wish to vote in person via attending the Event Conference Meeting, you must request a legal proxy from your broker or other nominee that holds your shares and email that proxy and proof of identification 48 hours prior to the Meeting to Vanessa Carle, Head of Legal at vcarle@lexariabioscience.com.

YOUR VOTE IS VERY IMPORTANT.  We are encouraging our shareholders to vote by proxy even if you plan to attend the Meeting via Event Conferencing and to appoint the nominees noted in our proxy, namely Richard Christopher, our Chief Executive Officer, or John Docherty, our President & CSO, to represent such shareholder at our Meeting.

Valid proxies will be voted at our Meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that they are received at least 48 hours (excluding Saturdays, Sundays and statutory holidays) prior to the scheduled time of the Meeting, or any adjournment thereof.

The common shares represented by the proxy will be voted, or withheld from voting, as directed in the proxy.  If no direction is given and the proxy is validly executed, the proxy will be voted: (1) FOR the election of the nominees for our Board of Directors; (2) FOR the approval and ratification of the appointment of MaloneBailey LLP as our Company’s auditors for the 2026 fiscal year and the approval to allow the Directors to set the remuneration; and (3) FOR the ratification and approval of all lawful acts of the Directors.

2

If any other matters properly come before our Meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgment, pursuant to the discretionary authority conferred by the proxy.

Quorum

A quorum of shareholders is necessary to take action at our Meeting.  Currently, the holders of at least 33.33% of our issued shares entitled to vote as at the Record Date, present in person (via Event Conferencing) or by proxy, shall constitute a quorum for the transaction of business at our Meeting.  However, if a quorum is not present, then the holders of a majority of the common shares of our Company who are present at the Meeting, in person (via Event Conferencing) or by proxy, may adjourn such meeting from time to time until it is determined that holders constituting the required quorum of the issued common shares of the capital stock shall attend.  At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.  Broker non-votes occur when a nominee holding common shares for a beneficial owner of those common shares has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto.  Broker non-votes and abstentions will be included in the determination of the number of common shares present at our Meeting for quorum purposes but neither broker non-votes nor abstentions will be counted as votes cast on any matter presented at our Meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO COMPLETE AND RETURN YOUR PROXY PURSUANT TO ONE OF THE METHODS AVAILABLE WHETHER OR NOT YOU PLAN TO ATTEND OUR MEETING VIA EVENT CONFERENCING.

Dissenting Shareholder Rights

Dissenting shareholders have no appraisal rights under Nevada law or under our Articles of Incorporation or bylaws in connection with the matters to be voted on at the Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, please vote by proxy by following instructions provided in each proxy card. If some of your shares are held in “street name,” you should have received voting instructions with these materials from your broker, bank or other nominee. Please follow the voting instructions provided to ensure that your vote is counted.

What vote is required for the election of Directors or for the approval of a proposal?

The vote of a simple majority of our stock held by shareholders present in person or represented by proxy and entitled to vote at the Meeting will be sufficient to elect Directors. For the election of Directors, the nominees who receive more “For” votes than the “Withheld” votes, will be elected as Directors. There is no cumulative voting in the election of Directors.

The vote of a simple majority of our stock held by shareholders present in person or represented by proxy and entitled to vote at the Meeting will be sufficient to ratify the appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2026 and to allow Directors to set the remuneration.

The vote of a simple majority of our stock held by shareholders present in person or represented by proxy and entitled to vote at the Meeting will be sufficient to ratify and approve all lawful acts of the Directors effected since the last shareholder meeting.

3

Counting of Votes

All votes will be tabulated by Vanessa Carle, the Company’s Secretary who will serve as the inspector of elections appointed for the Meeting, and in that capacity will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect an abstention or broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum.  Abstentions and a broker “non-vote” will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal.  A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the Meeting. If you are a shareholder of record, you may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Meeting will be counted) or by signing and returning a new proxy card with a later date. You may also request that your prior proxy be revoked by delivering to our Company, at the address on the Notice of Meeting, Attention: Secretary, a written notice of revocation prior to the Meeting being held at the offices of Lexaria.  Any revocation of proxy or later dated proxy MUST BE RECEIVED by 9:00 a.m. PT prior to the commencement of the Meeting.

If you hold your shares in street name, you will need to follow the voting instructions provided by your broker, bank or other nominee regarding how to revoke or change your vote.

How can I attend the Event Conferencing Meeting?

You may call 416-764-8658 if you live in Toronto, Ontario, otherwise you can call toll-free at 1-888-886-7786 if you wish to participate in the Event Conferencing Meeting to hear the business of the Meeting, to vote on the proposals and to listen to the question and answer session.  A limited amount of questions will be allowed to be submitted on the proposals to be voted on during the Meeting.

You will be asked to provide your name, and if different, the name that your shares are registered under, the number of shares you hold as well as an email address, should we need to follow up with you regarding any unanswered questions.

How can I ask questions?

We welcome the opportunity to respond to your questions and encourage you to email any questions that you may have regarding the proposals to the Company in advance of the Meeting.  Please provide your questions to our Head of Legal, Vanessa Carle at vcarle@lexariabioscience.com as we will only have time to answer questions on proposals that are submitted in advance and a maximum of two (2) questions per proposal during the Meeting.  When we come to each proposal that requires a vote, we will have the moderator provide instructions on the process for asking questions for the purposes of discussion on the proposal.  Once the questions have been responded to, the moderator will provide instructions on the method of voting on the proposal.

In addition to the matters described in the Notice of Annual Meeting of Shareholders and the Proxy Statement, we will be conducting a question and answer session after the termination of the meeting (the “Q & A Session”).  The Q & A Session will entail the Chief Executive Officer answering questions that were submitted in advance of the Meeting; it should be noted that no new questions will be taken from attendees during the Q & A session.  In order to ensure that we are able to address as many general questions as possible, we encourage you to forward your questions in advance of the meeting by emailing our Head of Legal, Vanessa Carle at vcarle@lexariabioscience.com who will then ensure that they are answered at the end of the Meeting.

4

How do I Access Technical Support?

If you are having difficulties connecting to the Meeting, you can access technical support by emailing customercare@accutel.com.  If you are having difficulties hearing or participating during the Meeting, you can access technical support by the above-noted email or by pressing “0” for immediate support.

Who pays for the cost of proxy preparation and solicitation?

We will pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies for use at our Event Conferencing Meeting primarily by mail. In addition, our Directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for such services. We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable charges and expenses, however we will not be paying for delivery to OBOs.

Voting Securities and Principal Holders Thereof

We are authorized to issue 220,000,000 common shares with full voting rights and a par value of $0.001 per share.  As of the Record Date a total of 22,225,846 common shares were issued and outstanding.  Each share of common stock carries the right to one vote at the Meeting.

Only registered shareholders as of the Record Date are entitled to receive notice of, and to attend and vote at, the Meeting or any adjournment or postponement of the Meeting.

To the best of our knowledge, no person or company beneficially owns, directly or indirectly, or exercises control or direction over, common shares carrying more than 10% of the voting rights attached to the outstanding common shares of our Company other than set forth in the section “Security Ownership of Certain Beneficial Owners and Management” below.

5

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, certain information with respect to the beneficial ownership of our common shares by each shareholder known by us to be the beneficial owner of more than 5% of our common shares, as well as by each of our current Directors and executive officers as a group. Each person has sole voting and investment power with respect to the common shares, except as otherwise indicated. Beneficial ownership consists of a direct interest in the common shares, except as otherwise indicated.

Name, Address & Position of Beneficial Owner(1)(2)	Amount and Nature of Beneficial Ownership		Percentage of Class(3)
Directors and Executive Officers as a Group	1,958,682	(4)	8.39%
Executive Officers and Directors Individually
Richard Christopher Chief Executive Officer	415,000	(5)	1.51%
John Docherty President, CSO and Director	370,285	(6)	1.64%
Christopher Bunka Chairman & Director	840,289	(7)	3.75%
Nicholas Baxter Independent Director	74,000	(8)	*	%
Ted McKechnie Independent Director	81,191	(9)	*	%
Albert Reese Jr. Independent Director	53,917	(10)	*	%
Bal Bhullar Independent Director	24,000	(11)	*	%
Michael Shankman Chief Financial Officer	100,000	(12)	*	%

* denotes a holding of less than 1%

Notes:

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of common shares actually outstanding on the Record Date.

(2)	the address for these persons is c/o Lexaria Bioscience Corp., 100 – 740 McCurdy Road, Kelowna, BC V1X 2P7

(3)

Percentage of ownership is based on 22,225,846 common shares issued and outstanding as of the Record Date on a diluted basis. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such common shares.

(4)	Aggregate amount as a group includes all vested and unvested options.

(5)	Consists of (a) 65,000 shares of common stock owned by Richard Christopher and (b) 274,998 options which are exercisable within 60 days of the Record Date.

(6)

Consists of (a) 54,075 shares held in the name of Docherty Management Ltd.; (b) 5,376 shares held directly by John Docherty; and (c) 310,834 options held in the name of John Docherty which are exercisable within 60 days of the Record Date.

(7)

Consists of (a) 281,912 shares held in the name of C.A.B. Financial Services, (b) 273,543 shares held directly by Christopher Bunka, and (c) 184,834 options held in the name of Christopher Bunka which are exercisable within 60 days of the Record Date

(8)	Consists of (a) 11,000 shares of common stock owned by Nicholas Baxter and (b) 63,000 options which are exercisable within 60 days of the Record Date.

(9)	Consists of (a) 18,191 shares of common stock owned by Ted McKechnie and (b) 63,000 options which are exercisable within 60 days of the Record Date.

(10)	Consists of (a) 10,917 shares of common stock owned by Albert Reese Jr. and (b) 43,000 options which are exercisable within 60 days of the Record Date.

(11)	Consists of (a) 13,000 shares of common stock owned by Bal Bhullar and (b) 11,000 options which are exercisable within 60 days of the Record Date.

(12)	Consists of 85,000 options which are exercisable within 60 days of the Record Date.

6

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our Company.

DIRECTOR NOMINEES

The following information pertains to our Director Nominees for the purposes of voting on Proposal 1 located at page 28 and includes the name, age, positions held, length of time serving as a director of Lexaria and business experience of each nominee:

Name	Position Held with our Company	Age	Date First Elected Or Appointed
Richard Christopher	Chief Executive Officer and Director	56	January 14, 2025
John Docherty	President, CSO and Director	56	April 15, 2015
Christopher Bunka	Chairman and Director	64	October 26, 2006
Nicholas Baxter	Independent Director	71	July 8, 2011
William Edward (Ted) McKechnie	Independent Director	78	September 16, 2015
Albert Reese Jr.	Independent Director	76	January 14, 2021
Bal Bhullar	Independent Director	56	January 14, 2025

Board Diversity

Lexaria annually reviews its board composition and evaluates areas of expertise that would provide additional benefits to the Company and its shareholders. As the Company transitions its technology towards pharmaceutical applications, the Company has engaged individuals who will be able to enhance the board with their expertise in this industry sector and who also will enrich the board with their diverse perspectives.  At our last shareholder meeting, the shareholders elected Ms. Bal Bhullar, who increases the expertise of our Audit Committee with her extensive accounting background and Mr. Richard Christopher, who increases our pharmaceutical industry experience.  The election of directors at our 2025 annual shareholder meeting increased our Board of Directors from six to seven members.

Business Experience

The following is a brief account of the education and business experience of the nominees during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

7

Richard Christopher

Mr. Christopher joined Lexaria on August 31, 2024 to succeed Christopher Bunka as CEO, utilizing his extensive experience with pharmaceutical and medical device companies to further assist with the transition of Lexaria into the pharmaceutical sector.  He was the Chief Financial Officer of InVivo Therapeutics Holdings Corp. (“InVivo”) from 2019 to 2024.  InVivo Therapeutics was a pioneering biomaterials and biotechnology company with a focus on the treatment of spinal cord injuries. Its goal was to develop and commercialize groundbreaking technologies and treatments for spinal cord injury (SCI). At the core of InVivo’s technology portfolio was the Neuro-Spinal Scaffold™ a novel and proprietary biomaterial that is implanted into the epicenter of the injury to modulate the healing environment and serve as a support for neuroregeneration. As the Neuro-Spinal Scaffold failed to advance through clinical trials, InVivo delisted from the Nasdaq Stock Market around March 20, 2024.

Mr. Christopher was the Chief Financial Officer of iCAD, Inc. from December 2016 through January 2019.  iCAD, Inc. is a Nasdaq-listed company with a focus on therapies and solutions for the early identification and treatment of cancer, where he held both financial and operational responsibilities.  Prior to iCAD, Inc., Mr. Christopher was Chief Financial Officer from March 2014 through December 2016 and Chief Operating Officer from October 2015 through December 2016 of Caliber Imaging & Diagnostics, Inc., a medical technology company focused on cancer detection imaging solutions, with primary applications in dermatology. Prior to Caliber and starting in 2000, Mr. Christopher held various positions of increasing responsibility at DUSA Pharmaceuticals, Inc., a Nasdaq-listed dermatology company focused on the treatment of precancerous skin lesions, where he ultimately served as Chief Financial Officer from January 2005 through its acquisition and integration into Sun Pharmaceuticals Industries Ltd in April 2013.

Mr. Christopher holds a Master of Science in Accounting from Suffolk University and a Bachelor of Science in Finance from Bentley University.

John Docherty

Mr. Docherty dedicates all of his professional time to our Company and its subsidiaries serving as President of Lexaria since April 15, 2015 and as a director of Lexaria since April 29, 2016.  In 2025 Mr. Docherty also assumed the position of Chief Science Officer for the Company.  Prior to Lexaria, Mr. Docherty was former President and Chief Operating Officer of Helix BioPharma Corp. (TSX: HBP), where he led the company’s pharmaceutical development programs for its plant and recombinantly derived therapeutic protein product candidates. Mr. Docherty is a senior operations and management executive with over 20 years’ experience in the pharmaceutical and biopharmaceutical sectors. He has worked with large multinational companies and emerging, private and publicly held start-ups. At Helix, Mr. Docherty was also instrumental in the areas of investor/stakeholder relations, capital raising, capital markets development, strategic partnering, regulatory authority interactions and media relations, and he also served as a management member of its Board of Directors. Prior to this, Mr. Docherty was President and a board member of PharmaDerm Laboratories Ltd., a Canadian drug delivery company that developed unique microencapsulation formulation technologies for use with a range of active compounds.

Mr. Docherty has also held positions with companies such as Astra Pharma Inc., Nu-Pharm Inc. and PriceWaterhouseCoopers’ former global pharmaceutical industry consulting practice. He is a named inventor on issued and pending patents, including ones owned by the Company, and he has a M.Sc. in pharmacology and a B.Sc. in Toxicology from the University of Toronto.

None of the companies that previously employed Mr. Docherty, are subsidiaries or affiliates of Lexaria.

Christopher Bunka

From 2006 until 2024 Mr. Bunka served many executive roles with our Company, including CEO and CFO. Mr. Bunka continues to serve as Chairman of the Board, a role he has held since 2006 and as a strategic executive consultant to the Company. Mr. Bunka successfully transitioned the Company into the bioscience industry during 2014 to 2016, after identifying the then-unknown technology since named DehydraTECH. In 2020, Mr. Bunka directed the Company’s up-listing to the Nasdaq stock exchange. In 2023, he was the pivotal force focusing the Company’s energies towards DehydraTECH enhancement of GLP-1/GIP molecules for weight loss and diabetes control. Mr. Bunka repeatedly sourced capital to fund corporate operations and develop DehydraTECH which has since undergone extensive laboratory, animal, and human clinical testing, including the Company’s successfully completed Phase Ib human clinical trial investigating DehydraTECH enhanced GLP-1/GIP molecules in Australia. Mr. Bunka is a named inventor on roughly half of the Company’s current portfolio of 46 granted patents.

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Since 1988, Mr. Bunka has been the CEO of C.A.B. Financial Services Ltd., a private holding company located in Canada.  C.A.B. Financial Services Ltd. is not an affiliate or subsidiary of the Company. He is a venture capitalist, corporate consultant and has roughly thirty-five years’ experience in executive management.

Nicholas Baxter

Mr. Baxter joined the Board of Lexaria Corporation in 2009. He holds a Bachelor of Science (Hons.) in Geophysics from the University of Liverpool, graduating in 1975. He has since worked on a wide range of oil & gas, natural resources, and renewable energy projects in many parts of the world. Notably, in 1998, he spearheaded negotiations securing the first onshore oil & gas production sharing agreement with the State Oil Company of Azerbaijan. Since the 1980s, he has established and served as a CEO, officer, and director with companies in both the private and public markets in the U.K., the USA and Canada, and has participated in numerous financings to fund their growth. Mr. Baxter brings a wealth of varied real-world experience as a board member. Mr. Baxter also serves on the board of Jericho Energy Ventures Inc., a TSX Venture Exchange listed company.

William Edward (Ted) McKechnie

Mr. McKechnie is a well-recognized thought leader in the Canadian food industry. In the past, Mr. McKechnie was president of Maple Leaf Foods, an owner and president at Humpty Dumpty and a senior leader at PepsiCo & Kraft Heinz General Foods. After a distinguished career as an executive and marketer specializing in food manufacturing, he now focuses on moving the Canadian food sector into the future. Besides being the former chairman of Food Starter’s board, Mr. McKechnie is also the Chairman/CEO of The Davies Group and William Davies Consulting Inc. Mr. McKechnie is also a chairman of the board for Advanced Technology For Food Manufacturing and formerly served on the Board Of Governors for St Jeromes University. Mr. McKechnie was awarded Philip Morris Chairman’s Award for “recognition of extraordinary contributions having a significant and lasting impact on the Corporation”.

Albert Reese Jr.

Mr. Reese has over 40 years of experience in public and private businesses including as CFO of a formerly Nasdaq-listed energy company where he arranged finance transactions totaling over $10 billion dollars during his 20-year tenure. Mr. Reese was a Director and Chairman of the Audit Committee of a community bank in Texas for ten years until such time as it was acquired by a larger banking group in 2018.  He currently serves as an Independent Director and Chairman of the Audit Committee for a privately held insurance company headquartered in The Woodlands, Texas. In October 2024, Mr. Reese became an Independent Director, member of the Executive Committee and Chairman of the Audit Committee for a newly chartered community bank in Texas. Mr. Reese is also President and Chairman of a family charitable 501(c)-3 foundation and Interim Chairman of a charitable 501(c)-3 entity that focus on Bible literacy.

Mr. Reese is a Certified Public Accountant (1974), received his Bachelor of Business Administration degree from Texas A&M University in 1971, and his MBA from University of Houston in 1977. He has extensive experience at a senior level in financial services, finance transactions, investor relations, and more.

Bal Bhullar

Ms. Bal Bhullar brings over 20 years of executive experience in diversified business, investor relations, investment banking, financial modelling, financial & risk management, internal controls and ERP and has acted as CFO and Director of ElectraMeccanica Vehicles Corp. NASDAQ:SOLO, CFO of ReCar (ReBuild Manufacturing), President of BC Risk Management Association, contractual CFO of Foremost Lithium NASDAQ:FMST and CEO/Founder/Director of KISMET Nutrients/American e-Commerce Solutions LLC. Ms. Bhullar is currently the CFO and Director of Damon Inc. OTCID:DMNIF and CEO/Founder/Director of BKB Management Ltd.

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Ms. Bhullar has proven expertise with increasing market capitalization, raising capital, overseeing corporate governance, SOX, ESG, diversity and regulatory compliance, financial & strategic planning, as well as successfully completing initial public offerings, reverse mergers, business expansions, start-up operations, program development and product development.

Ms. Bhullar is a Chartered Professional Accountant and Certified General Accountant, holds a CRM designation from Simon Fraser University and a diploma in Financial Management from British Columbia Institute of Technology.

Executive Officers

Our executive officers are appointed by our Board of Directors and serve at the pleasure of our Board of Directors.

The names of our executive officers, their ages, positions held, and durations of are as follows:

Name	Position Held with our Company	Age	Date First Elected Or Appointed
Richard Christopher	Chief Executive Officer	56	August 31, 2024
John Docherty	President & Chief Science Officer	56	April 15, 2015
Michael Shankman	Chief Financial Officer	65	October 1, 2024

For information regarding Messrs. Christopher and Docherty, see “Director Nominees” beginning on page 7.

Michael Shankman

Mr. Shankman joined Lexaria on October 1, 2024 as its Chief Financial Officer, filling the vacancy created by the resignation of Nelson Cabatuan.  Mr. Shankman was previously engaged by the Company as an outsourced CFO via NowCFO from June 2023 to February 2024. Mr. Shankman is a Certified Public Accountant holding an MBA, Finance from California State University who previously worked with NOW CFO from 2021 to 2024.  During his time with NOW CFO, Mr. Shankman provided outsourced CFO and Controller services gaining extensive experience and familiarity with both public and private companies in a wide variety of industry fields.  Prior to his engagement with NOW CFO, Mr. Shankman was the Corporate Controller for The Arcticom Group, a $160M provider of refrigeration and HVAC design, installation, maintenance and repair services to national grocery chains, from 2020-2021.  And from 2019 to 2020 Mr. Shankman was the Controller for Change.Org, a $35M public benefit corporation.

Family Relationships

There are no family relationships between any Director or executive officer.

Involvement in Certain Legal Proceedings

We know of no material proceedings in which any of our Directors, officers, affiliates or any shareholder of more than 5% of any class of our voting securities, or any associate thereof is a party adverse or has a material interest adverse to Lexaria or its subsidiaries.

Other than as noted below, to the best of our knowledge, none of our Directors or executive officers has, during the past ten years:

1.	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

2.

had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he/she was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

3.

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

4.

been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

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5.

been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.

been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934 (the “Exchange Act”) (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Mr. Richard Christopher, the CEO of Lexaria, was formerly the Chief Financial Officer of InVivo Therapeutics Corporation (“InVivo”).  Following a failed clinical trial, InVivo filed for relief under chapter 11 of the bankruptcy code in the state of Delaware on February 1, 2024.  On June 21, 2024, the court entered a Confirmation Order confirming the Plan.  The Effective Date of the Plan occurred on July 12, 2024.  On November 18, 2025, the court ordered that the motion to authorize the Liquidation Trust to make distributions to the holders of equity security interests was granted.

Corporate Governance

Public Availability of Corporate Governance Documents

Our key corporate governance document is our Code of Ethics which is:

•	available in print to any shareholder who requests it from our President;
•	available to download from our corporate website at http://www.lexariabioscience.com; and
•	filed on EDGAR as an exhibit to our Registration Statement filed on Form SB-2 on September 20, 2007.

Code of Ethics

We adopted a Code of Ethics applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, which is a “code of ethics” as defined by applicable rules of the Securities and Exchange Commission (the “SEC”).  Our Code of Ethics is attached as an exhibit to our Registration Statement on Form SB-2 filed on September 20, 2007.  The Code of Ethics is intended to meet the requirements for a code of ethics under the Sarbanes-Oxley Act of 2002, or “SOX” and is specifically applicable to our principal executive officer, principal financial and accounting officer and controller or persons performing similar functions. Among other matters, the Code of Ethics is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	ethical and fair dealing with our financial institutions, suppliers, vendors, competitors, agents and employees;
•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;
•	compliance with applicable governmental laws, rules and regulations;
•	lawful and ethical conduct when dealing with public officials and government entities;
•	prompt internal reporting of violations of the Code of Ethics to appropriate persons identified in the code; and
•	accountability for adherence to the Code of Ethics.

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If we make any amendments to our Code of Ethics other than technical, administrative, or other non-substantive amendments, or grant any waivers, including implicit waivers, from a provision of our Code of Ethics to our chief executive officer, chief financial officer, or certain other finance executives, we will disclose the nature of the amendment or waiver, its effective date and to whom it applies in a Current Report on Form 8-K filed with the SEC.

Employee Handbook

In addition to the Code of Ethics, we have also adopted an employee handbook that governs all of our team members, regardless of their position with our Company.  This includes an internal code of conduct (the “Code”) which was created to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company;
•

avoidance of conflicts of interest with the interests of the Company, including disclosure to an appropriate person of any material transaction or relationship that could be expected to give rise to such a conflict;

•	confidentiality of corporate information;
•	fair dealing practices and the deterrence of wrongdoing;
•	protection and proper use of corporate assets and opportunities;
•	compliance with applicable governmental laws, rules and regulations;
•	the prompt internal reporting of any violations of this Code to an appropriate person or person identified in the Code; and
•	accountability for adherence to the Code.

Our Employee Handbook is posted on our website http://www.lexariabioscience.com under our Investors/Governance/Governance Documents tab.

Insider Trading Policy

The Company maintains a policy on insider trading that applies to any and all transactions in the Company’s securities held by any director, officer, or employee. The policy prohibits all directors, officers, and employees of the Company from trading in the Company’s securities while in possession of material nonpublic information (“MNPI”) about the Company and from giving MNPI to others who may trade on the basis of such information. Under the policy, insiders may enter into a Rule 10b5-1 trading arrangement in order to comply with the affirmative defense provided under Rule 10b5-1 promulgated under the Exchange Act.  To date none of our insiders have advised the Company that they have entered into a Rule 10b5-1 trading arrangement.  The Company’s Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended August 31, 2024.

Prohibition against Short Sales and Hedging

Pursuant to our Insider Trading Policy, we prohibit our employees, officers and directors from trading in any interest or position relating to the future price of Company securities, such as a put, call or short sale (including a short sale “against the box”).

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Meetings

Our Board of Directors held at least nine (9) formal meetings during the year ended August 31, 2025.  During such formal meetings, either all Directors were in attendance or only one director was unable to attend.  All proceedings of the Board of Directors were conducted either at such formal meetings and evidenced by way of minutes of such proceedings or by way of resolutions consented to in writing by all the Directors. Such resolutions consented to in writing by the Directors entitled to vote on that resolution at a meeting of the Directors are, according to the Nevada Revised Statutes and our Bylaws, as valid and effective as if they had been passed at a meeting of the Directors duly called and held.

As our Directors and executive officers live in various areas within Canada, the United States and Europe, they are invited to attend the Meeting of shareholders via Event Conferencing.

Committees of the Board of Directors

Compensation Committee

The Company created a Compensation Committee on July 2, 2020 and during the fiscal year ended August 31, 2025 the Compensation Committee held nine (9) meetings.  Currently the Compensation Committee consists of Nicholas Baxter and Ted McKechnie, all Directors being “independent” pursuant to Nasdaq independence standards.

The Compensation Committee’s purpose is to review, consider, research and recommend compensation for the Company’s executive management, taking into consideration achieved milestones, the compensation issued by companies of similar size and the overall financial health of the Company.  In addition, the Compensation Committee is also responsible for approving and reviewing employment agreements and benefits agreements as well as any executive compensation information that is incorporated into the Company’s periodic reports.  The Compensation Committee operates pursuant to a written charter adopted by our Board of Directors, which was most recently created on July 2, 2020.  A copy of the Compensation Committee charter can be downloaded from the Company’s website http://www.lexariabioscience.com under our Investors/Governance/Governance Documents tab.

Governance and Nominating Committee

The Company created a Governance and Nominating Committee (the “G & N Committee”) on December 8, 2020 and during the fiscal year ended August 31, 2025 the G & N Committee held one (1) meeting.  Currently the members of the G & N Committee are Bal Bhullar, Ted McKechnie and Albert Reese Jr., all of whom qualify as independent Directors of the Company.  The purpose of the G & N Committee is to assist the Board of Directors with fulfilling its responsibilities by: (i) being satisfied that corporate governance guidelines are adopted, disclosed and applied including director qualification standards, director responsibilities, director access to management and independent advisors, director compensation, director orientation and continuing education, and annual performance evaluation of the Board; (ii) identifying individuals qualified to become new Board members and recommending to the Board the nominees for each Annual Meeting of shareholders of the Corporation; and (iii) such other matters delegated to the Committee by the Board.  The G & N Committee operates pursuant to a written charter adopted by our Board of Directors which was most recently amended on November 13, 2023.  A copy of the G & N Committee charter can be downloaded from the Company’s website http://www.lexariabioscience.com under our Investors/Governance/Governance Documents tab.

The Board of Directors has a critical role in guiding our strategic direction and overseeing the management of our business, and accordingly, we seek to attract and retain highly qualified directors who have sufficient time to engage in the activities of the Board of Directors and to understand and enhance their knowledge of our industry and business plans. In evaluating the suitability of individual candidates, the G & N Committee and Board of Directors may take into account many factors, including: relevant education, experience and expertise; knowledge of the Company and the issues facing the Company; whether the candidate will strengthen the Board, as a whole, and remedy any perceived deficiencies in the specific criteria; moral and ethical character; diversity of expertise and experience in substantive matters pertaining to our business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, sexual orientation, place of residence and specialized experience; and any other relevant qualifications, attributes or skills. The core competencies of directors should address accounting or finance experience, market familiarity, business or management experience, industry knowledge, customer-base experience or perspective, crisis response, leadership, and/or strategic planning.

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Audit and Finance Committee

The Company has an Audit and Finance Committee that has conducted four (4) formal meetings during the fiscal year ended August 31, 2025.  Currently our Audit and Finance Committee consists of Albert Reese Jr., Nicholas Baxter, and Bal Bhullar.  Our Audit and Finance Committee is fully independent from the Company and Mr. Reese satisfies the requirement of having an “Audit Committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.

The Audit and Finance Committee operates pursuant to a written charter adopted by our Board of Directors, which was most recently updated and replaced on December 8, 2020 and a copy of which can be downloaded from the Company’s website http://www.lexariabioscience.com under our Investors/Governance/Governance Documents tab.

It is not the duty of our Audit and Finance Committee to determine that our financial statements are complete and accurate and in accordance with generally accepted accounting principles.  Our management is responsible for preparing our financial statements, and our independent registered public accounting firm is responsible for auditing those financial statements.  Our Audit and Finance Committee does, however, consult with management and our independent registered public accounting firm prior to the presentation of financial statements to shareholders and, as appropriate, initiates inquiries into various aspects of our financial affairs. In addition, our Audit and Finance Committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of our independent registered public accounting firm and approving professional services provided by them.

AUDIT AND FINANCE COMMITTEE REPORT

Our Audit and Finance Committee oversees our financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls.

Our Audit and Finance Committee has reviewed and discussed the audited financial statements for the year ended August 31, 2025 with management.

Our Audit and Finance Committee has discussed with MaloneBailey LLP, Chartered Accountants, our independent registered public accounting firm for the year ended August 31, 2025, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380) as adopted by the Public Accounting Oversight Board in Rule 3200T.

Our Audit and Finance Committee has received written disclosures and the letter from MaloneBailey LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) as adopted the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with MaloneBailey LLP its independence.

Based on the reviews and discussions referred to above, our Audit and Finance Committee recommended to our Board of Directors that the audited financial statements referred to above to be included in our annual report on Form 10-K for the year ended August 31, 2025 for filing with the Securities and Exchange Commission.

Respectfully submitted,

The Audit and Finance Committee of Lexaria Bioscience Corp.

Albert Reese Jr., Nicholas Baxter and Bal Bhullar

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Not “Soliciting Material” The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of our Company under the Securities Act of 1933 or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Director Independence

We currently act with seven Directors, consisting of Richard Christopher, John Docherty, Christopher Bunka, Ted McKechnie, Nicholas Baxter, Albert Reese Jr. and Bal Bhullar.  We have determined that Ted McKechnie, Nicholas Baxter, Albert Reese Jr. and Bal Bhullar are each an “independent director” as defined in Nasdaq Rules.

These same individuals are being nominated for re-election by the shareholders of the Company.

Executive Sessions of Independent Directors

To encourage and enhance communication between independent directors, and as required by Nasdaq Rules, we provide for executive sessions to be held, at the sole discretion of the independent directors, at each formal board meeting.

Shareholder Communications with Our Board of Directors

Because of our Company’s small size, we do not have a formal procedure for shareholder communication with our Board of Directors. In general, members of our Board of Directors and executive officers are accessible by telephone or mail. Any matter intended for our Board of Directors, or for any individual member or members of our Board of Directors, should be directed to our Head of Legal, Vanessa Carle by:

Email at: vcarle@lexariabioscience.com

Fax at: 250-765-2599

Mail at: 100 – 740 McCurdy Road, Kelowna, BC V1X 2P7

with a request to forward the communication to the intended recipient.

Board Leadership Structure

The Chairman of our Board of Directors is Christopher Bunka, who was also our Chief Executive Officer until August 31, 2024.  Mr. Bunka currently acts as a strategic executive advisor to the Company.  We have determined that the leadership structure of our Board of Directors is appropriate, especially given the early stage of our development and the size of our Company.

Risk Oversight

The Board of Directors oversees our exposure to risk through its interaction with management and receipt from management of periodic reports outlining matters related to clinical trial, financial, operational, regulatory, legal and strategic risks.  As the Company does not currently employ the use of artificial intelligence (“AI”) within its business management or conduct, no specific Board AI-related risk oversight has been formalized.  Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board of Directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies and presents the steps taken by management to mitigate or eliminate such risks.

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As an early stage biopharmaceutical company focused on developing our patented DehydraTECH technology, we do not sell products nor maintain customer lists or similar personal information. Therefore, we do not consider that we face significant cybersecurity risk and have not adopted a formal cybersecurity risk management program or process for assessing cybersecurity risk currently. We assess material risks from cybersecurity threats on an ongoing basis, including any potential unauthorized access to or occurrence on or conducted through our information systems that may result in adverse effects on the confidentiality, integrity, or availability of our information systems or any information residing therein. To this end, we utilize an outsourced information technology consultant, who we believe has sufficient experience and expertise with regard to cybersecurity matters, to implement systems and procedures designed to reduce, respond to and monitor for cybersecurity threats and vulnerabilities. Our outsourced information technology consultant conducts proactive patching and monitoring of all of our existing systems monthly and has implemented systems and procedures to mitigate cybersecurity risks that we believe are appropriate for a company of our size, stage of growth and financial condition.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and Directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the fiscal year ended August 31, 2025, all filing requirements applicable to our executive officers, Directors and persons who own more than 10% of our common stock were complied with.

Executive Compensation

The following table sets forth all compensation received during the year ended August 31, 2025 and 2024 by our current and former Chief Executive Officer, current and former Chief Financial Officer and each of the other most highly compensated executive officers whose total compensation exceeded $100,000 in such fiscal year. These officers are referred to as the “Named Executive Officers” in this proxy statement.

Summary Compensation

The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the fiscal years ended August 31, 2025 and 2024; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year,

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who we will collectively refer to as the Named Executive Officers, for our fiscal years ended August 31, 2025 and 2024, are set out in the following summary compensation table:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)(6)	Stock Awards ($)	Option Awards ($) (7)	Non- Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Richard Christopher(1) Chief Executive Officer	2025 2024	460,824 -	25,900 -	- -	93,019 514,317	- -	- -	32,776 5,000	612,520 519,317
Christopher Bunka Chairman, Former CEO(2)	2025 2024	- -	56,783 27,246	224,000 -	- 85,074	- -	- -	- 772,524	280,783 884,844
John Docherty President & CSO(3)	2025 2024	332,349 273,397	98,134 55,944	- -	93,019 85,074	- -	- -	- -	523,503 414,415
Michael Shankman Chief Financial Officer(4)	2025 2024	123,067 -	4,075 -	- -	117,175 -	- -	- -	4,075 -	248,392 -
Nelson Cabatuan Former CFO(5)	2025 2024	- 71,280	- -	- -	- 403,298	- -	- -	- -	- 474,578

Notes:

1)

Mr. Richard Christopher was appointed as Chief Executive Officer on August 31, 2024. Mr. Christopher was paid $5,000 for consulting for the month of July 2024. Mr. Christopher is compensated individually via an employee agreement.

2)

Mr. Bunka was the CEO of Lexaria from October 26, 2006 to August 31, 2024 and was compensated via a contract between Lexaria and his wholly-owned company, C.A.B. Financial Services Ltd. (“C.A.B.”). On August 31, 2024 Mr. Bunka resigned as Chief Executive Officer of the Company and currently serves as the Company’s Chairman of the Board and a Strategic Executive Consultant.

3)	Mr. Docherty has been the President of Lexaria since April 15, 2015 and was appointed Chief Science Officer in 2025. Mr. Docherty is compensated individually via an employment agreement.

4)	Mr. Shankman was appointed as the Chief Financial Officer on October 1, 2024. Mr. Shankman is compensated individually via an employment agreement.

5)	Mr. Cabatuan served as the Chief Financial Officer from April 2024 to July 2024. Mr. Cabatuan was compensated individually via an employment agreement.

6)	Bonuses paid represent successful completion of performance milestones achieved. See Components of our Compensation starting on page 20 for a discussion on the criteria for such bonus payments.

7)	The fair value of the stock options awarded was estimated using the Black-Scholes option pricing model.

Employment and Consulting Agreements

For the 2024 and 2025 fiscal years the following agreements were effective between the Company and the Named Executive Officers:

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Mr. Richard Christopher, Chief Executive Officer

The Company entered into an at-will executive employment agreement with Mr. Richard Christopher for the provision of Chief Executive Officer services for US$420,000 per year, effective August 31, 2024, with an annual increase of 5% on January 1, 2025 and January 1, 2026 and thereafter at the sole discretion of the Company and in accordance with the Company’s standard payroll practices. A performance bonus equal to 50% of the annual compensation may be payable upon the completion of certain performance criteria as determined by our Board. Participation in the Company’s stock option plan is also included with an initial option issuance for the purchase of 200,000 common shares with an exercise price of $3.92, being granted for a five year term with vesting periods ending in December 2026. An annual professional development allowance of US$40,000 is also available to Mr. Christopher.

Upon the occurrence of a change of control (“COC”), Mr. Christopher will be entitled to a lump payment of 12 months’ pay if such COC occurs within the first year of engagement, 13 months’ pay if such COC occurs within the second year of engagement and 14 months’ pay if such COC occurs within the third or subsequent year of engagement. The agreement specifies that should Mr. Christopher’s engagement be terminated without just cause by the Company or for good reason by Mr. Christopher, the Company would pay Mr. Christopher any accrued wages, payable bonus and one month of salary for each one month engaged up to a maximum of 12 months’ pay.

Christopher Bunka, Former Chief Executive Officer.  The Company negotiated a 3-year term renewable management contract with Mr. Bunka effective January 1, 2022 which terminated on August 31, 2024. The base annual compensation payable was C$356,472 per year with an annual increase of 1.25 times the annual Canadian inflation rate. A performance bonus equal to 50% of the annual compensation was payable upon the completion of certain performance criteria as determined by the Board of Directors and he was also entitled to participate in the Company’s approved stock option plan.  An annual professional development allowance of C$15,000 was also available to Mr. Bunka.

The termination clause of Mr. Bunka’s contract provided that, pursuant to Mr. Bunka’s termination as CEO in order to engage Richard Christopher as the Company’s new CEO, Mr. Bunka was provided with a break fee equal to 17 months of his monthly fee.

John Docherty, President & CSO.  The Company, via KMSC, has negotiated a four-year renewable executive employment agreement with Mr. John Docherty, effective January 1, 2025 which replaced the historical agreement of similar terms which expired on December 31, 2024.  The base annual compensation payable is C$512,000 per year with an annual increase of 5% on January 1, 2026 and January 1, 2027 and thereafter at the sole discretion of the Company and in accordance with the Company’s standard payroll practices. A performance bonus equal to 50% of the annual compensation may be payable upon the completion of certain performance criteria as determined by the Board of Directors and he is also entitled to participate in the Company’s approved stock option plan. An annual professional development allowance of C$55,000 is also available to Mr. Docherty.

The agreement for the services of the President also includes the following performance incentives: entitlement to compensation equal to 2% of the consideration received by the Company from the sale of a subsidiary, excluding certain circumstances. Upon the occurrence of a change of control, subject to certain exemptions, Mr. Docherty will also be entitled to a lump payment of twenty-four (24) times his monthly fee.  The termination clause of Mr. Docherty’s contract states that fifteen (15) months’ notice must be given for terminating his contract without cause or in lieu of such notice a break fee payment equal to fifteen (15) times his monthly fee must be paid.  Both the termination notice period or the break fee in lieu thereof will increase by one month for each year of service completed.

Michael Shankman, Chief Financial Officer.  The Company entered into an at-will executive employment agreement with Mr. Michael Shankman for the provision of Chief Financial Officer services for US$120,000 per year, effective October 1, 2024, with an annual increase of 1.25 times the annual US inflation rate. A performance bonus equal to 40% of the annual compensation (to be increased to 50% in the 2026 calendar year) may be payable upon the completion of certain performance criteria as determined by our Board. Participation in the Company’s stock option plan is also included with an initial option issuance for the purchase of 50,000 common shares with an exercise price of $3.17, being granted for a five year term with vesting periods ending in August 31, 2026. An annual professional development allowance of US$3,500 is also available to Mr. Shankman.

The agreement specifies that should Mr. Shankman’s engagement be terminated without just cause by the Company or for good reason by Mr. Shankman, the Company would pay Mr. Shankman any accrued wages, payable bonus and two months of salary, to be increased by one month for each year of service completed.

Nelson Cabatuan, Former Chief Financial Officer.  On March 14, 2024, the Company entered into an employment contract with Mr. Cabatuan providing a base annual salary of US$198,000, subject to annual increases of US$12,000 for the first and second anniversary of employment with any subsequent increase being subject to negotiation, an option grant for the issuance of up to 200,000 common shares vested over three years, and annual performance milestone bonuses of up to 35% during the first year, 40% during the second year and thereafter up to 50% of the base salary.  Upon the resignation by Mr. Cabatuan, 150,000 of the 200,000 options issued to him were cancelled and returned to the option pool.

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All compensation paid pursuant to the above-noted agreements that is paid in Canadian currency but reported in US currency is calculated using the Bank of Canada interbank rate as at the last day of the applicable month.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for our executive officers, except that our executive officers may receive stock options at the discretion of our Board of Directors.

Compensation Discussion and Analysis

Our Philosophy on Compensation

At Lexaria, our goal is to positively impact human health and lifestyles through consumer and pharmaceutical products that reduce onset times, reduce dosage quantities, provide healthier administration methods and minimize severe side effects though the incorporation of Lexaria’s patented DehydraTECH technology.  In order to accomplish this goal, we must attract, engage and retain highly qualified individuals who are able, due to our small size, to fulfil a broad range of business development responsibilities, while also creating long-term shareholder value and embracing Lexaria’s core values of innovation, high-performance and expertise.  Our compensation incentives are designed to align our goals with the long-term interests of our shareholders and partners.

Objectives

When determining compensation payable to our Named Executive Officers, Lexaria considers the following:

Relationship between individual efforts and company performance: We reinforce a high-performance culture by linking annual bonuses payable to our executive officers with company performance. These performance-based milestone bonuses are dependent on the successful completion or partial completion of certain corporate objectives determined by the Compensation Committee and approved by the Board of Directors. These corporate objectives encompass a broad spectrum of improvement, including, advancements in Lexaria’s technology as evidenced through patents granted or successful results from clinical trials and/or research studies, material financings or strategic partnerships and increased share value.

Attract and retain talented executives: Compensation opportunity is market competitive and reflects the level of job impact and responsibilities. Retention of talent is an important factor in the milestones set for our performance milestones.

Consider shareholder input: Management and the Compensation Committee consider the results of our say-on-pay vote and other sources of shareholder feedback when considering the executive compensation payments.

Review of Peer Companies:  The Compensation Committee has historically engaged a third party service provider to assist them with conducting a peer analysis of compensation provided to the directors and executive officers of similar companies to Lexaria and continues to monitor those peer companies and their associated compensation.

Say-on-Pay Results for 2025

The last shareholder advisory vote on the executive compensation was provided at the 2025 Annual and Special Meeting of shareholders whereby the executive compensation described in the Named Executive Officer’s employment and/or consulting agreements was approved by a vote of 97% with the next shareholder advisory vote being scheduled for our 2028 annual shareholder meeting.  As the shareholders had indicated to the Company, by way of their substantial vote in favour, that the compensation being provided to the Named Executive Officers was acceptable and approved, the Company has maintained the forms of compensation as detailed in the above noted employment/consultant agreements.

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Compensation Committee’s Processes and Analyses

Due to the small size of Lexaria, the CEO and the President & CSO consider the business objectives and goals of the Company for the ensuing calendar year and provide recommendations to the Compensation Committee for the establishment of performance milestones for the Company’s executives and other key employees which will assist in the accomplishment of such objectives and goals at a high level of success.

The Compensation Committee then considers the recommendations of the CEO and President & CSO and independently accepts, rejects or amends them, as they deem appropriate, based on their internal discussions, research and/or consultation with the Company’s outside lawyers, accountants or any third party consultants.  The final performance milestones are then weighted based on importance and difficulty of achievement.

Payment of Bonus Compensation Based on Success of Performance Milestones

At the end of the calendar year, or shortly thereafter, the CEO and President & CSO provide the Compensation Committee with a summary of the Company’s overall performance identifying whether a performance milestone was met.  The Compensation Committee then considers the performance milestone and the validating evidence to confirm the applicable rate of the performance milestone bonus, with such bonus being no greater than 50% of the annual salary of the CEO, President & CSO and CFO, respectively.

Competitive Pay Assessment

In 2024, the Company engaged, for the first time in its history, US residents to act in the capacity of executive officers.  Accordingly, in conjunction with the Compensation Committee’s review of a third party provided peer analysis report and a review by the Company’s US employment legal counsel, the base salary (“Base Salary”) for the Company’s current Chief Financial Officer and Chief Executive Officer was established.  The annual increase to the Base Salary of the Chief Financial Officer is based on 1.25 times the inflation rate as published by the US Federal Reserve Board and the annual increase to the Base Salary of the Chief Executive Officer is based on a 5% increase on Jan. 1, 2026 with additional annual increases being based on normal business practices and in the sole discretion of the Company.   The Company renegotiated its contract with its President & CSO, John Docherty, which resulted in an increase to Mr. Docherty’s then current Base Salary to bring it in line with similar executives of the peer companies reviewed to establish the Base Salaries in 2024 for the CEO and CFO.  Mr. Docherty will receive a 5% Base Salary increase on January 1, 2026 and again on January 1, 2027, with additional annual increases being based on normal business practices and in the sole discretion of the Company.

Components of our Compensation

Our 2025 executive compensation was composed of three components:

•	Base salary;
•	Cash bonus (performance milestone, subsidiary sale and change of control); and
•	Equity compensation, namely stock options.

Base Salary

As noted under Employment and Consulting Agreements and Competitive Pay Assessment above, each of our Named Executive Officers receives a Base Salary that is increased pursuant to their respective annual increase formula.

Cash Bonus – Performance Milestone

As noted under Employment and Consulting Agreements and above, each of our Named Executive Officers has certain performance milestone goals set for them pursuant to the successful completion of which they are eligible to qualify to be paid a bonus of not more than 50% of their Base Salary.

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For the calendar year ended December 31, 2025, the Performance Based Incentives established by the Compensation Committee focused on the positive findings, supporting future pre-/clinical investigations of the Company’s DehydraTECH technology with GLP-1 and GIP molecules, from the completion of human pilot studies and its Phase 1b clinical trial in Australia.  As well, commercial success metrics were established for the completion of a publicly disclosable collaboration with a marquis business partner, completing successful financing(s) of $7.5 million or more to avoid a going concern opinion, without negative effects to shareholders, and meeting certain financial performance metrics.  The Compensation Committee then presented the milestones and timeframes for the completion of same to the independent Board for approval.  The approved milestones and timeframes then set a basis for the compensation payable pursuant to the Performance Based Incentives to the Named Executive Officers, with such payments being made by March 31, 2026.  All of the milestones established for the payment of Performance Based Incentives contained a high level of difficulty to achieve due to various unpredictable outside factors.

For the calendar year ended December 31, 2024, the Performance Based Incentives established by the Compensation Committee focused on the advancement of the Company’s DehydraTECH technology with GLP-1 and GIP molecules through the completion of animal and human pilot studies.  As well, commercial success metrics were established for the completion of a strategic commercial transaction, completing successful financing(s) of $15 million or more, without negative effects to shareholders and meeting certain financial performance metrics.  The Compensation Committee then presented the milestones and timeframes for the completion of same to the independent Board for approval.  The approved milestones and timeframes then set a basis for the compensation payable pursuant to the Performance Based Incentives to the Named Executive Officers, with such payments being made by March 31, 2025.

Cash Bonus – Change of Control

With respect to compensation provided to the fiscal year end Named Executive Officers, in the circumstances of a change of control, it is considered that such change of control will be linked to Lexaria being taken over by a larger successful company, thus creating increased value for its shareholders.  A change of control will be triggered if any of the following events occurs:

(a)

If any individual, partnership, company, society, or other legal entity (a “Person”), alone or together with any other Persons with whom it is acting jointly or in concert, becomes the beneficial owner of, or acquires the power to exercise control or direction over, directly or indirectly, such securities (or securities convertible into, or exchangeable for, securities) entitled to more than fifty percent (50%) or more of the votes exercisable by holders of the then-outstanding securities generally entitled to vote for the election of directors (“Voting Stock”) of the Company or if any Persons that previously were not acting jointly or in concert commence acting jointly or in concert and together beneficially own, or have the power to exercise control or direction over, securities entitled to more than fifty percent (50%) or more of the votes exercisable by holders of Voting Stock, or have rights of conversion which, if exercised, would permit such Persons to own or control such a percentage of votes;

(b)

The Company is merged, amalgamated or consolidated into or with another Person and, as a result of such business combination, a Person who previously held securities representing less than fifty percent (50%) of the votes exercisable by the holders of the Voting Stock of the Company, either alone or together with any other persons with whom it is acting jointly or in concert, is now, either alone or together with any other persons with whom it is acting jointly or in concert, entitled to hold more than fifty percent (50%) of the votes, exercisable by holders of the Voting Stock of the Company or of such Person into which the Voting Stock of the Company has been converted;

(c)

The capital of the Company is reorganized and a Person, together with any other persons with whom it is acting jointly or in concert, which previously held securities representing less than fifty percent (50%) of the votes exercisable by the holders of the Voting Stock of the Company, now as a result of such reorganization, holds securities entitled to more than fifty percent (50%) of the votes exercisable by the holders of the Voting Stock of the Company;

(d)

The Company sells or otherwise transfers all or substantially all of its assets to another Person and a Person, together with any other persons with whom it is acting jointly or in concert, which previously held securities representing less than fifty percent (50%) of the votes exercisable by the holders of the Voting Stock of the Company, now as a result of such sale or transfer, holds securities entitled to more than fifty percent (50%) of the votes exercisable by the holders of the Voting Stock of the Company; or

(e)

During any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company or constitute the directors of the sole shareholder of the Company, cease for any reason to constitute at least a majority thereof.

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Cash Bonus – Affiliate Sale

The President & CSO of the Company has maintained, in his renegotiated contract, a cash bonus for the sale of an affiliate of the Company.  It was determined that compensation for these transactions was justified as the sale of an affiliate, (or the material assets of an affiliate), was deemed to represent the development of a strategic asset, namely a subsidiary representing a branch of the Company’s technology, that became a desirable acquisition for an established company which would result in significant cash revenue for the Company.  The development of the assets of such an affiliate would be based on patents that the President & CSO is not only an inventor of, but also the driving force behind the study designs to support such patents.

Equity Compensation

Equity compensation, namely through the issuance of stock options, to the Named Executive Officers is typically considered in conjunction with each of the Company’s Directors, employees and, if applicable, consultants.  The Company’s non-employee Directors are contractually issued stock options for the purchase of up to 11,000 shares of common stock annually.  For the remainder of the Company’s team members, the executive officers review the allotment and value of options currently issued by the Company to its team members and then consider the contributions made by each of the Company’s team members during the year, the equity compensation practices of its peer companies and number of options available for issuance.  The executive officers then present their suggested option issuance allotment to the Compensation Committee along with an explanation for such suggested allotments for their review and consideration.  After any adjustments are made to the option issuance allotment pursuant to the feedback provided by the Compensation Committee, the full Board of Directors will then authorize and approve the stock options issuances.  While there are no formalized practices in place with respect to the timing of option issuances, the Company has a strict policy of refraining from issuing stock options close in time to the filing of its Form 10-K or Form 10-Q financial statements and until after any material non-public information has been released.  Lexaria uses equity compensation as a further means to align the interests of its Named Executive Officers with those of its shareholders.

Compensation Plans

As of August 31, 2025, we had one active equity compensation plan, a summary of which follows:

Lexaria Bioscience Corp. Equity Incentive Plan (the “Incentive Plan”)

On May 1, 2019, the Board of Directors approved the Incentive Plan which was subsequently approved by the Lexaria shareholders on June 20, 2019 at the Company’s annual and special meeting.  The Incentive Plan permits grants of incentive stock options, nonstatutory stock options, restricted stock, restricted stock units, and stock appreciation rights (collectively the “incentive securities”) to eligible participants.  On May 9, 2023, the shareholders of the Company approved an increase to the maximum number of incentive securities that could be issued under the Incentive Plan to 809,165 shares and further approved an evergreen formula so that the maximum number of incentive securities issuable under the Incentive Plan would adjust as at January 1 of each year, starting in 2024, to be 10% of the issued share capital as at December 31 of the previous year.

On January 18, 2024 and January 6, 2025 the Company filed a Form S-8 Registration Statement with the SEC, to register the increase to the incentive securities issuable pursuant to the evergreen formula.

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The purchase price per share deliverable upon the exercise of an incentive security granted under the Incentive Plan shall be determined by the Board of Directors at the time of grant of such incentive security but cannot be less than one hundred percent (100%) of the fair market value per share on the date of the incentive security grant.  Further incentive securities issued to persons who own ten percent (10%) of the voting power of all classes of stock of the Company or any of its subsidiaries, shall bear an exercise price of no less than one hundred ten percent (110%) of the fair market value of the Company’s shares on the date of grant. Incentive securities granted under the Incentive Plan shall expire on such date as determined by the Board of Directors and set forth in the applicable award agreement, provided, that such date shall not be later than (10) ten years after the date on which the incentive security is granted and, in the case of recipients who hold more than ten percent (10%) of the voting power of all classes of stock of the Company or any of its subsidiaries, such date shall not be more than five (5) years from the date on which the incentive security is granted.

Eligible participants to the Incentive Plan shall include Directors, officers, employees and consultants of Lexaria and of Lexaria’s affiliates.  Vesting provisions may be placed on incentive security issuances at the discretion of the Board of Directors, taking into consideration the length of service of the recipient and the number of incentive securities granted.  Specifically, options shall typically terminate on the earlier of:  (i) the expiry date; (ii) one year after disability or death of the optionee; or (iii) three months after termination of the optionee’s services to Lexaria or an affiliate of Lexaria.  As at the Record Date, there are currently 1,484,435, issued and unexercised options under the Incentive Plan with an allowable 158,324 options available for issuance.

Policies and Practices related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information (“MNPI”)

The Company has a strict policy of not issuing options or allowing its insiders to conduct stock trades at times, subject to any allowable trades that might occur pursuant to a 10b5-1 Trading Plan, where MNPI is known or a material transaction is anticipated to occur.  Each insider and employee of the Company is required to read and sign the Company’s Insider Trading and Black Out Period Policy, which prescribes certain set periods that prohibit insider trading.  Other than as established for black-out periods associated with our quarterly and annual financial statement filings, our executive management will also issue notices of black-out trading periods if they are aware of material transactions which they anticipate closing.

Despite diligent efforts to prevent such grant of equity awards close in time to the release of MNPI, there are times when a material transaction may unexpectedly close with a faster timeline than expected which may result in an inadvertent issuance of stock options near or close to the disclosure of MNPI.

During the fiscal year ended August 31, 2025, the Company did not grant any equity awards to its directors or officers that were close in time to the release of MNPI.

Other Forms of Compensation

Lexaria has agreed to provide reimbursement for medical and dental benefits to its US Named Executive Officers.

Other than as noted above, Lexaria does not provide any benefits associated with pension, retirement, RRSP matching, gym membership, car allowance, life insurance plans or, with respect to its Canadian Named Executive Officer, extended health or dental.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each Named Executive Officer certain information concerning the outstanding equity awards as of August 31, 2025:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price (US$)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Richard Christopher	111,362 150,000	88,638 -	- -	3.92 1.04	08/31/2029 05/15/2030	- -	- -	- -	- -
John Docherty	18,000 18,334 15,000 30,000 30,000 49,500 150,000	- - - - - - -	- - - - - - -	3.00 3.00 3.00 2.91 1.15 2.36 1.04	04/26/2026 06/08/2026 09/01/2026 08/29/2027 10/26/2028 04/26/2029 05/15/2030	- - - - - - -	- - - - - - -	- - - - - - -	- - - - - - -
Michael Shankman	35,000 50,000	15,000 -	- -	3.17 1.04	10/01/2029 05/15/2030	- -	- -	- -	- -

(1) options with an exercise price of $3.00 were repriced from between $7.08 to $5.31 pursuant to shareholder approval received on May 9, 2023.

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Pay Versus Performance

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are providing the following table outlining the past three fiscal years’ executive compensation for our principal executive officer (“PEO”) and Non-PEO executive officers (“NEOs”) and comparative Company performance based on total shareholder return.  We are a smaller reporting company (“SRC”), as defined in Rule 12b-2 under the Exchange Act and have elected to provide in this proxy statement certain scaled disclosures permitted under the Exchange Act for SRCs

Fiscal Year (a)	Summary Compensation Table for PEO(1) (b)	Compensation Actually Paid to PEO(2)(3) (c)	Average Summary Compensation Table Totals For Non-PEO NEOs(1) (d)	Average Compensation Actually Paid to Non-PEO NEOs(2)(3) (e)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (f) (4)	Net Income (or Loss) (g)
2025	$893,302	$496,747	$385,947	$279,558	$(77.49)	$(11,911,434)
2024	$1,404,161	$1,669,179	$296,331	$340,452	$272.38	$(5,808,654)
2023	$287,632	$156,939	$237,188	$140,476	$(64.53)	$(6,712,525)

(1)

The PEO reflects Chris Bunka, who served as the Company’s CEO until August 31, 2024 and Richard Christopher, the Company’s current CEO.  The Non-PEO NEOs noted are John Docherty, the Company’s President & CSO, Michael Shankman, the Company’s current CFO, Nelson Cabatuan, the Company’s CFO from March 2024 to July 2024 and Greg Downey, the Company’s CFO from April 2021 to June 2023;

(2)

The amounts shown in the Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually realized or received, but rather reflect compensation as set forth in the Summary Compensation Table for each year, adjusted as described in footnote 3 below;

(3)

Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718;

(4)

As we have not paid any dividends, cumulative TSR is calculated by dividing $100 by the last closing price in fiscal 2020 to obtain a number of shares, and multiplying that number of shares by the closing price on the last trading day of the relevant measure period.

PEOs Prior FYE Current FYE Fiscal Year	08/31/2023 08/31/2024 2024 (1)	08/31/2024 08/31/2025 2025 (1)
SCT Total	1,404,161	893,302
Minus Grant Date Fair Value of Options Awards Granted in Fiscal Year	599,391	317,019
Plus Fair Value at FYE of Outstanding and Unvested Option Awards Granted in Fiscal Year	598,485	72,702
Plus Change in Fair Value of Outstanding and Unvested Option Awards Granted in Prior Fiscal Years	186,843	(469,257)
Plus Fair Value at Vesting of Option Awards Granted in Fiscal Year That Vested During Fiscal Year	79,081	317,019
Plus Changes in Fair Value as of Vesting Date of Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	-	-
Minus Fair Value as of Prior Fiscal Year-End of Option Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year	-	-
Compensation Actually Paid	1,669,179	496,747

(1) The 2024 and 2025 fiscal years reflect the combined values for Chris Bunka and Richard Christopher.

NEOs Prior FYE Current FYE Fiscal Year	08/31/2023 08/31/2024 2024	08/31/2024 08/31/2025 2025
SCT Total	296,331	385,947
Minus Grant Date Fair Value of Options Awards Granted in Fiscal Year	162,791	105,097
Plus Fair Value at FYE of Outstanding and Unvested Option Awards Granted in Fiscal Year	55,939	55,258
Plus Change in Fair Value of Outstanding and Unvested Option Awards Granted in Prior Fiscal Years	91,004	(118,563)
Plus Fair Value at Vesting of Option Awards Granted in Fiscal Year That Vested During Fiscal Year	59,969	62,013
Plus Changes in Fair Value as of Vesting Date of Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	-	-
Minus Fair Value as of Prior Fiscal Year-End of Option Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year	-	-
Compensation Actually Paid	340,452	279,558

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Compensation of Directors

The following compensation was provided to the Directors of Lexaria who are not also Named Executive Officers during the fiscal year ended August 31, 2025:

Name	Fees earned or paid in cash (US$)	Stock Awards ($)	Option Awards (US$)(1)	Non- Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total (US$)
Nicholas Baxter	52,500	-	6,821	-	-	-	59,321
William (Ted) McKechnie	47,131	-	6,821	-	-	-	53,952
Albert Reese Jr.	52,500	-	6,821	-	-	-	59,321
Bal Bhullar	34,375	-	6,821	-	-	-	41,196
Chris Bunka (2)	-		6,821			88,816	95,637
Catherine Turkel (3)	18,125		-				18,125

1)	The fair value of the stock options awarded was estimated using the Black-Scholes option pricing model.
2)

Mr. Bunka currently waives his director fees and is only compensated with stock options and for his executive consulting services which are provided via his wholly owned company, as disclosed in the “All Other Compensation” column.

3)	Represents Ms. Turkel’s compensation from September 1, 2024 to January 14, 2025

Effective on January 14, 2025, each non-employee Director entered into a Board of Director Services Agreement with the Company which replaced any previous Board of Director Services Agreement.  Under the new agreement, they are paid $40,000 annually as compensation for their director services, $5,000 annually as compensation for their committee services and $5,000 annually as compensation for acting as the Chair on any committee or as the Chair of the board.  In addition, each non-employee director receives an annual stock option allotment of 11,000 options.  The annual option allowance for 2024 was increased by an additional 12,000 options per independent director in order to align each independent director’s option holdings with those of peer companies to Lexaria, as determined by a third party consultant.  The non-employee directors have been granted an aggregate of 55,000 stock options with a calculated fair value of $34,107 and is included in consulting expense during the fiscal year 2025.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for our independent Directors, except that they may receive additional stock options at the discretion of our Board of Directors.

Securities Authorized for Issuance under Equity Compensation Plans

We have no long-term incentive plans other than the incentive plans described below.

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Equity Compensation Plan Information

The following table sets forth certain information concerning all equity compensation plans previously approved by shareholders and all previous equity compensation plans not previously approved by shareholders, as of the most recently completed fiscal year ended August 31, 2025.

EQUITY COMPENSATION PLAN INFORMATION
Plan category	# of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	# of securities available for issuance under equity compensation plans (excluding securities in column (a))
Equity compensation plans not approved by shareholders	Nil	Nil	Nil
Equity compensation plans approved by shareholders:
Equity Incentive Plan	1,484,435	$2.29	158,324
Total	1,484,435	$2.29	158,324

Purchases of Equity Securities by the Issuer and Affiliated Purchasers

We did not purchase any of our common shares or other securities during our fiscal year ended August 31, 2025.

Transactions with Related Persons and Related Person Transaction Policy

No Director, executive officer, shareholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the beginning of the year ended August 31, 2025, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years.

Under our Code of Ethics, our senior financial officers are required to act with honesty and integrity, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.  In addition, our Audit and Finance Committee Charter provides that the Audit and Finance Committee will be responsible for the review of any related-party transactions.

Anti-Hedging Policy

We have not established any sort of anti-hedging policy that would prohibit our executive officers and Directors from hedging the economic interest of their stock ownership and holding shares of the Company’s common stock in a margin account or pledging shares as collateral for a loan.

Employment Agreements

For information regarding compensation for our executive officers and Directors, see “Summary Compensation” beginning on page 16.

Fees Paid to Our Independent Registered Public Accounting Firm

Audit Fees

MaloneBailey LLP has been appointed as our independent auditor since 2022 and has conducted the audits for our 2025 and 2024 fiscal years.  The aggregate fees billed for the most recently completed fiscal years ended August 31, 2025 and August 31, 2024 for professional services rendered by the principal accountant and to others for the provision of specialized advice for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended
	August 31, 2025 $	August 31, 2024 $
Audit Fees	111,000	111,000
Audit Related Fees	118,800	53,700
Tax Fees	11,433	12,360
Total	241,233	177,060

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Audit fees consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim financial statements included in quarterly reports, services performed in connection with filings with the SEC and related comfort letters and other services that are normally provided by MaloneBailey LLP for the fiscal years ended August 31, 2025 and August 31, 2024 in connection with statutory and regulatory filings or engagements.

MaloneBailey LLP will be submitted to the shareholders for ratification as to its continued appointment under Proposal 2 located at page 28.

Audit related Fees

Audit related fees consist of fees billed for assurance and related services by Lexaria’s principal accountants for the fiscal years ended August 31, 2025 and August 31, 2024 in connection with statutory and regulatory filings or engagements.

Tax Fees

Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions.

All Other Fees

We did not use MaloneBailey LLP for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers.

Effective May 6, 2003, the SEC adopted rules that require that before our independent auditors are engaged by us to render any auditing or permitted non-audit related service, the engagement be:

•	approved by our Audit and Finance Committee; or

•

entered into pursuant to pre-approval policies and procedures established by the Board of Directors, provided the policies and procedures are detailed as to the particular service, the Board of Directors is informed of each service, and such policies and procedures do not include delegation of the Board of Directors’ responsibilities to management.

Our Board of Directors pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the Board of Directors either before or after the respective services were rendered.

Our Board of Directors has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

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PROPOSALS FOR SHAREHOLDER VOTE

Proposal 1

Election of Directors

Our Board of Directors has nominated the persons previously named under Director Nominees as candidates for Directors at the Meeting. These nominees are all of our current Directors and information regarding their expertise is provided under the Director Nominees section.  Unless otherwise directed, the proxy holders will vote the proxies received by them for the election of:  Richard Christopher, John Docherty, Christopher Bunka, Ted McKechnie, Nicholas Baxter, Albert Reese Jr., and Bal Bhullar.

Each Director who is elected will hold office until the next Meeting of Shareholders and until their successor is elected and qualified. Any Director may resign their office at any time and may be removed at any time by the majority of votes of the shareholders given at a special meeting of our shareholders called for that purpose.

Vote Required

If a quorum exists, the nominees for director receiving a majority of the votes cast, will be elected as directors. Abstentions and broker non-votes are not votes cast and will have no effect on the outcome of this vote.

Our Board of Directors recommends that you vote FOR the nominees.

Proposal 2

Ratification of the Continued Appointment of the Independent Registered Public Accounting Firm

Our Audit and Finance Committee has directed our Board of Directors to ask our shareholders to ratify the continued appointment of MaloneBailey LLP, as our independent registered public accounting firm for the fiscal year ending August 31, 2025 at a remuneration to be fixed by the Board.  MaloneBailey LLP was first appointed in November 2022 by the Company as its independent registered public accounting firm.

Shareholder ratification of the continued appointment of MaloneBailey LLP is not required under Nevada corporate law or pursuant to our bylaws.  However, our Board of Directors is submitting the continued appointment of MaloneBailey LLP as our independent registered public accounting firm to our shareholders for ratification as a matter of corporate practice. If our shareholders fail to ratify the continued appointment, our Board of Directors will reconsider whether or not to retain the firm. Even if the appointment is ratified our Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if our Board of Directors determines that such a change would be in the best interest of our Company and our shareholders.

Representatives of MaloneBailey LLP are not expected to be present at the Meeting. However, we will provide contact information for MaloneBailey LLP to any shareholders who would like to contact the firm with questions and the firm will be expected to respond to any appropriate questions; however, if representatives from MaloneBailey LLP are present at the Meeting, they will have an opportunity to make a statement if they desire to do so.

Unless otherwise directed, the proxy holders will vote the proxies received by them for the ratification of the continued appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2025.

At the Meeting the shareholders entitled to vote who are present in person or via proxy will be asked to approve the following resolution by a simple majority:

“RESOLVED THAT the continued appointment of MaloneBailey LLP as our independent registered public accounting firm is ratified, approved and confirmed and that the remuneration be fixed by the Board.”

Vote Required

The ratification of the appointment of MaloneBailey LLP as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the shares present and entitled to vote thereon.  Abstentions are not votes cast and will have no effect on the outcome of this vote. Broker non-votes are not expected for this proposal because we believe this matter is a routine matter. If there were to be any broker non-votes they would have no effect on this proposal.

Our Board of Directors recommends that you vote FOR the ratification of the continued appointment of MaloneBailey LLP as our independent registered public accounting firm as our auditors for the fiscal year ending August 31, 2025 at a remuneration to be fixed by the Board.

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Proposal 3

Ratification and Approval of Acts of the Directors

Since the date of the last meeting of shareholders, the Board of Directors have effected transactions, entered into contracts and have completed other lawful acts by and on behalf of the Company. At the Meeting, the shareholders entitled to vote who are present in person or via proxy will be asked to approve the following resolution by way of a simple majority:

“RESOLVED THAT the lawful acts of the Directors made by and on behalf of the Company and effected since the date of the last shareholders’ meeting are hereby ratified and approved.”

Required Vote

The affirmative vote from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the Ratification of the Acts of Directors at the Meeting is required for approval of this proposal. Abstentions and broker non-votes will have no effect on this proposal.

Our Board of Directors recommends a vote in favour for the ratification of the Directors’ lawful acts.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No Director, executive officer, or nominee for election as a Director of the Company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the Meeting.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements and Annual Reports with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement or Annual Report, as applicable, addressed to those shareholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for shareholders and cost savings for companies.

Although we do not intend to household for our shareholders of record, some brokers household our proxy materials and Annual Reports, delivering a single copy of the Proxy Statement or Annual Report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the Proxy Statement or Annual Report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Shareholders who currently receive multiple copies of the Proxy Statement at their address from their brokers and would like to request “householding” of their communications should contact their brokers.

SHAREHOLDER PROPOSALS

Shareholders may submit proposals or director nominations for inclusion by the Company in next year’s proxy statement. For your proposal or director nomination to be considered for inclusion in our proxy statement for next year’s Annual Meeting, your written proposal must be received by our corporate secretary at our principal executive office no later than 120 days before the anniversary of the release date of this Proxy Statement, unless the date of next year’s Annual Meeting is changed by more than thirty (30) days from the date of this year’s Meeting. If the date of next year’s Annual Meeting is changed by more than thirty (30) days from the date of this year’s Meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials. After such date, any shareholder proposal will be considered untimely.

30

If we change the date of next year’s Annual Meeting by more than thirty (30) days from the date of this year’s Meeting, then the deadline is a reasonable time before we begin to print and distribute our proxy materials. You should also be aware that your proposal must comply with SEC regulations regarding inclusion of shareholder proposals in company-sponsored proxy materials, and with any provision in our bylaws regarding the same.

Lexaria Bioscience Corp. expects to hold its next Annual Meeting of shareholders in January 2027 with proxy materials expected to be published in December 2026. Proposals from shareholders intended to be present at the next Annual Meeting of shareholders should be addressed to Lexaria Bioscience Corp., 100 – 740 McCurdy Road, Kelowna, British Columbia, V1X 2P7, Canada, Attention: Corporate Secretary. We must receive the proposals by August 10, 2026. Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that shareholders forward such proposals by Certified Mail-Return Receipt Requested. After September 15, 2026, any shareholder proposal will be considered to be untimely.

As to any proposal that a shareholder intends to present to shareholders other than by inclusion in our proxy statement for our 2027 Annual Meeting of shareholders, the proxies named in our proxy for that meeting will be entitled to exercise their discretionary voting authority on that proposal unless we receive notice of the matter to be proposed not later than Monday, September 15, 2026. Even if proper notice is received on or prior to that date, the proxies named in our proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising shareholders of that proposal and how they intend to exercise their discretion to vote on such matter, unless the shareholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Securities Exchange Act of 1934.

With respect to business to be brought before the Meeting, we have received no notices from our shareholders that we were required to include in this proxy statement.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and other reports, proxy statements and other information with the SEC and these documents are available to the public from the SEC’s website located at www.sec.gov. Additional information regarding our Company and our business activities is available on the SEDAR+ website located at www.sedarplus.ca and at our Company’s website located at http://www.lexariabioscience.com. Our Company’s financial information is provided in our Company’s audited financial statements and related management discussion and analysis for its most recently completed financial year end may be viewed on the SEDAR+ website.

SOLICITATION OF PROXIES

This solicitation is made on behalf of the Board of Directors. We will bear the costs of preparing, mailing, online processing and other costs of the proxy solicitation made by the Board of Directors. Certain of our officers and employees may solicit the submission of proxies authorizing the voting of common shares in accordance with the recommendations of the Board of Directors. Such solicitations may be made by telephone, facsimile transmission or personal solicitation. No additional compensation will be paid to such officers, directors or regular employees for such services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy material to stockholders.

OTHER MATTERS

Our Board of Directors does not intend to bring any other business before the Meeting and, so far as is known to our Board of Directors, no matters are to be brought before the Meeting except as specified in the Notice of Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named on the proxy to vote the common shares represented by the proxy on such matters in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ /Richard Christopher
Richard Christopher
Chief Executive Officer & Director

December 10, 2025

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LEXARIA BIOSCIENCE CORP.

100 - 740 MCCURDY ROAD, KELOWNA

BRITISH COLUMBIA, V1X 2P7

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Tuesday, January 27, 2026

Control #: XXXXXXXXXX

NAME
ADDRESS1
ADDRESS2
COUNTRY

As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, LEXARIA BIOSCIENCE CORP. has elected to provide Internet access to its proxy statement and annual reports rather than mailing paper copies. This reduces postage, printing expenses, and unnecessary paper waste.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items

1. ELECTION OF DIRECTORS

HOW TO ACCESS THE PROXY MATERIALS

The proxy statement and annual report to security holders are available online at: www.colonialstock.com/LEXX2026

HOW TO VOTE

BY INTERNET www.colonialstock.com/LEXX2026
On the above website, you can vote by clicking "Vote" and then entering the control number above as directed.

BY PHONE 877-285-8605

BY MAIL Send a paper proxy voting card by mail. You may request a proxy card by contacting us at 877-285-8605.

IN PERSON Vote in person at the meeting.

MEETING INFORMATION

Meeting Type:	Annual Meeting
Meeting Date:	January 27, 2026 1:00 PM PT
Meeting Location:	100 - 740 McCurdy Road Kelowna, BC V1X 2P7 Canada

TO ORDER A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make your request for a copy as instructed below on or before: January 17, 2026

1. By Phone: (877) 285-8605
2. By Internet: www.colonialstock.com/LEXX2026
3. By Email annualmeeting@colonialstock.com

If requesting materials by email, please include the control number listed above with your request.

Voting Instructions You can vote by Internet or Telephone! Instead of mailing your proxy, you may choose one of the three voting options outlined below.
VOTE BY INTERNET – www.colonialstock.com/LEXX2026
LEXARIA BIOSCIENCE CORP. 100 – 740 McCurdy Road Kelowna, BC V1X 2P7	■

You can view the Lexaria Bioscience Corp. Annual Report and Proxy Statement and submit your vote online at the website listed above up until 04:00 PM PT on 01/26/2026. You will need the control number below in order to do so.

	■	Follow the instructions on the secure website to complete your vote.

VOTE BY PHONE – 877-285-8605
<Shareholder Name> <Shareholder Address1>	■ ■	You may vote by phone until 04:00 PM PT on 01/26/2026. Please have your notice and proxy card in hand when you call.
<Shareholder Address2>
<Shareholder Address3>
VOTE BY MAIL
	•	If you have not voted via the internet OR telephone, mark, sign and return your proxy ballot to Colonial Stock Transfer, 7840 S 700 E, Sandy, UT 84070
	•	Votes by mail must be received by 01/26/2026.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	Control #: 0000 0000 0000

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

The undersigned hereby appoints Richard Christopher or John Docherty, and each or either of them, proxies for the undersigned, with full power of substitution, to vote all shares of common stock, $0.001 par value per share ("Shares") of Lexaria Bioscience Corp. (the "Company") which the undersigned would be entitled to vote at the ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY (THE "MEETING") TO BE HELD AT 100 – 740 MCCURDY ROAD, KELOWNA, BRITISH COLUMBIA ON JANUARY 27, 2026, AT 1:00 P.M., PACIFIC TIME, and directs that the Shares represented by this Proxy shall be voted as indicated below:

1.	Election of Directors

Nominees:	For	Withhold
1) Richard Christopher	☐	☐
2) John Docherty	☐	☐
3) Christopher Bunka	☐	☐
4) Nicholas Baxter	☐	☐
5) William Edward (Ted) McKechnie	☐	☐
6) Albert Reese Jr.	☐	☐
7) Bal Bhullar	☐	☐

		For	Against	Abstain
2.	Ratification of the Continued Appointment of MaloneBailey LLP as the Company’s independent auditors	☐	☐	☐

3.	Ratification and Approval of Lawful Acts of the Directors	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors recommend a vote FOR the Election of Directors and FOR proposals 2 and 3. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.  If no direction is given, this Proxy will be voted FOR the Election of Directors and FOR proposals 2 and 3.

Please indicate if you plan to attend this meeting*. ☐ Yes ☐ No

*Attendance at the meeting will be via Event Conferencing by calling in to:  1-888-886-7786 at the appointed meeting time.

Sign exactly as name appears hereon.  For joint accounts, all co-owners should sign.  Executors, administrators, custodians, trustees, etc. should so indicate when signing.

Signature	Date	Signature (Joint Owners)	Date